UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.

Item 2.02.        Results of Operations and Financial Condition.

On April 18, 2012, Greenhill & Co., Inc. (“Greenhill” or the “Firm”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.

Section 5. Corporate Governance and Management.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2012, Greenhill announced that it has appointed Christopher T. Grubb as its new Chief Financial Officer, effective on May 1, 2012. Mr. Grubb, 32, is a Principal of the Firm, and joined the Firm in 2006. Prior to joining Greenhill, Mr. Grubb was an Associate in investment banking at UBS. Mr. Grubb has advised clients on a variety of M&A and restructuring transactions and has also played a variety of administrative roles while at the Firm. Mr. Grubb received an M.B.A. from Columbia Business School and a B.S. in Operations Research and Industrial Engineering from Cornell University. Mr. Grubb will continue to work on selected client matters while also serving as Chief Financial Officer. Meanwhile, Richard J. Lieb, Greenhill’s current Chief Financial Officer, was appointed Head of North American Corporate Advisory, and will return to a full-time focus on client advisory activities.

Item 5.07.        Submission of Matters to a Vote of Security Holders.

(a)	Greenhill held its annual meeting of stockholders on April 18, 2012.

(b)	At the annual meeting, Greenhill’s stockholders voted on (1) the election of six directors, (2) an advisory vote on Greenhill’s executive compensation and (3) the ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2012.

The votes cast by the holders of Greenhill’s common stock on each of the foregoing proposals were as follows:

Proposal 1 – Election of six directors.

Greenhill’s stockholders elected the following six directors to each serve a one-year term. The tabulation of votes with respect to each nominee for office was as follows:

Nominee	For	Withheld	Broker Non-Votes
Robert F. Greenhill	24,910,700	1,143,009	1,771,657
Scott L. Bok	25,854,154	199,555	1,771,657
John C. Danforth	25,897,794	155,915	1,771,657
Steven F. Goldstone	24,986,037	1,067,672	1,771,657
Stephen L. Key	24,996,140	1,057,569	1,771,657
Robert T. Blakely	24,221,532	1,832,177	1,771,657

Proposal 2 — Advisory vote on Greenhill’s executive compensation.

Greenhill’s stockholders approved the advisory resolution on executive compensation based upon the following votes:

For	Against	Abstain	Broker Non-Votes
15,499,101	10,549,649	4,959	1,771,657

Proposal 3 — Ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2012.

Greenhill’s stockholders ratified the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2012 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
27,364,604	459,457	1,305	0

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated April 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date: April 18, 2012	By:	/s/ Ulrika Ekman
		Name:	Ulrika Ekman
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated April 18, 2012.

E-1